POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Kris A.  Robbins,  being a  Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

================================================================================
REGISTRANT NAME                                                       FILE NOS.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)                  333-142084
================================================================================

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of May, 2007.

                                            KRIS A. ROBBINS
                                            ------------------------------------
                                            Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 2nd day of May, 2007.

                                            CAROL A. CHRISTOPHER
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Thomas A.  Swank,  being a  Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

================================================================================
REGISTRANT NAME                                                       FILE NOS.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)                  333-142084
================================================================================

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

                                            THOMAS A. SWANK
                                            ------------------------------------
                                            Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 25th day of April, 2007.

                                            SHELLEY R. GOWER
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

4-7-10
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, J.  Michael  Keefer,  being a Director of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

================================================================================
REGISTRANT NAME                                                       FILE NOS.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)                  333-142084
================================================================================

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2007.

                                            J. MICHAEL KEEFER
                                            ------------------------------------
                                            J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 25th day of April, 2007.

                                            CAROL A. CHRISTOPHER
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)


KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Michael G.  Odlum,  being a Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

================================================================================
REGISTRANT NAME                                                       FILE NOS.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)                  333-142084
================================================================================

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of April, 2007.

                                            MICHAEL G. ODLUM
                                            ------------------------------------
                                            Michael G. Odlum

SUBSCRIBED AND SWORN to before me this 26th day of April, 2007.

                                            CARMEN K. WATERS
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

2/24/08
-----------------------------------

                                POWER OF ATTORNEY


STATE OF CONNECTICUT)
                    ) ss.
COUNTY OF FAIRFIELD )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

================================================================================
REGISTRANT NAME                                                       FILE NOS.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)                  333-142084
================================================================================

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of May, 2007.

                                            STEPHEN R. HERBERT
                                            ------------------------------------
                                            Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 1st day of May, 2007.

                                            MICHELLE SOOS
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

April 30, 2009
-----------------------------------

                                POWER OF ATTORNEY


STATE OF NEW YORK )
                  ) ss.
COUNTY OF NEW YORK)


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

================================================================================
REGISTRANT NAME                                                       FILE NOS.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)                  333-142084
================================================================================

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of May, 2007.

                                            KATHERINE P. WHITE
                                            ------------------------------------
                                            Katherine P. White

SUBSCRIBED AND SWORN to before me this 1st day of May, 2007.

                                            JACK L. ROSMARIN
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

May 31, 2011
-----------------------------------

                                POWER OF ATTORNEY


STATE OF VIRGINIA)
                 ) ss.
COUNTY OF FAIRFAX)


KNOW ALL MEN BY THESE PRESENTS:

THAT I,  Wayne S.  Diviney,  being a Director  of FIRST  SECURITY  BENEFIT  LIFE
INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

================================================================================
REGISTRANT NAME                                                       FILE NOS.
--------------------------------------------------------------------------------
Variable Annuity Account A (EliteDesigns - New York)                  333-142084
================================================================================

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of May, 2007.

                                            WAYNE S. DIVINEY
                                            ------------------------------------
                                            Wayne S. Diviney

SUBSCRIBED AND SWORN to before me this 10th day of May, 2007.

                                            CURTIS F. MARKEE
                                            ------------------------------------
                                            Notary Public

My Commission Expires:

02/28/10
-----------------------------------